Digital Turbine Reports Fiscal 2024 Fourth Quarter and Fiscal Year 2024 Financial Results
Fourth Quarter Revenue Totaled $112.2 Million and Fiscal 2024 Revenue Totaled $544.5 Million
Fourth Quarter GAAP Net Loss of $236.5 Million, or GAAP EPS of ($2.32), Inclusive of a Noncash Goodwill Impairment Charge of $189.5 Million; Fourth Quarter Non-GAAP Adjusted Net Income1 of $12.6 Million and Non-GAAP Adjusted EPS1 of $0.12
Fourth Quarter Non-GAAP Adjusted EBITDA2 Totaled $12.3 Million and Fiscal 2024 Non-GAAP Adjusted EBITDA2 Totaled $92.4 Million
Austin, TX – May 28, 2024 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal fourth quarter and fiscal year ended March 31, 2024.
Recent Financial Highlights:
•Fiscal fourth quarter of 2024 revenue totaled $112.2 million, representing a year-over-year decline of 20% as compared to the fiscal fourth quarter of 2023.
•GAAP net loss for the fiscal fourth quarter of 2024 was $236.5 million, or ($2.32) per share, as compared to GAAP net loss for the fiscal fourth quarter of 2023 of $13.9 million, or ($0.14) per share. GAAP net loss for the fiscal fourth quarter included a noncash goodwill impairment charge of $189.5 million. Non-GAAP adjusted net income1 for the fiscal fourth quarter of 2024 was $12.6 million, or $0.12 per share, as compared to Non-GAAP adjusted net income1 of $13.6 million, or $0.14 per share, in the fiscal fourth quarter of 2023.
•GAAP net loss for fiscal 2024 was $420.4 million, or ($4.16) per share, as compared to GAAP net income for fiscal 2023 of $16.9 million, or $0.16 per share. GAAP net loss for fiscal 2024 included a noncash goodwill impairment charge of $336.6 million. Non-GAAP adjusted net income1 for fiscal 2024 was $60.3 million, or $0.58 per share, as compared to Non-GAAP adjusted net income1 of $117.4 million, or $1.15 per share, in fiscal 2023.
•Non-GAAP adjusted EBITDA2 for the fiscal fourth quarter of 2024 was $12.3 million, as compared to Non-GAAP adjusted EBITDA2 of $23.1 million in the fiscal fourth quarter of 2023. Non-GAAP adjusted EBITDA2 for fiscal 2024 was $92.4 million, as compared to Non-GAAP adjusted EBITDA2 of $163.2 million in fiscal 2023.
•New partnerships are set to add more than 70 million new devices globally.
“We are seeing encouraging real-time momentum in the marketplace that we believe validates our strategy and positions the Company for a return to growth in the new fiscal year,” said Bill

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

Stone, CEO. “We have recently secured additional global device supply that we believe will help to offset recent headwinds as a result of decade-low upgrade-rates and selective app distribution limitations in the U.S. In addition to adding new devices, we are adding complementary new features on many existing devices, with momentum in the area of alternative app distribution. Recent wins on the media and advertiser side are proof points that our newly re-engineered ad tech platform is now performing at a level at which it is well-positioned to gain market share. Operationally, we have successfully modernized key product functionality and added new leadership personnel that we believe will be integral to sustained growth in the future. Our financial results reported today fail to reflect much of the real-time progress that we are making. We are increasingly convinced that we are on the right track with our overarching corporate strategy, and consequently, we are seeing signs of greater market demand for our unique product offerings that we expect will promote top-line growth, enhanced operating leverage and improved free cash flow generation for the Company in future periods.”
Fiscal 2024 Fourth Quarter Financial Results
Total revenue for the fourth quarter of fiscal 2024 was $112.2 million. Total On Device Solutions revenue before intercompany eliminations was $78.5 million. Total App Growth Platform revenue before intercompany eliminations was $34.4 million.

GAAP net loss for the fourth quarter of fiscal 2024 was $236.5 million, or ($2.32) per share, as compared to GAAP net loss for the fourth quarter of fiscal 2023 of $13.9 million, or ($0.14) per share. GAAP net loss for the fourth quarter of fiscal 2024 included a noncash goodwill impairment charge of $189.5 million.

Non-GAAP adjusted net income1 for the fourth quarter of fiscal 2024 was $12.6 million, or $0.12 per share, as compared to Non-GAAP adjusted net income1 of $13.6 million, or $0.14 per share, in the fourth quarter of fiscal 2023.

Non-GAAP adjusted EBITDA2 for the fourth quarter of fiscal 2024 was $12.3 million, as compared to Non-GAAP adjusted EBITDA2 for the fourth quarter of fiscal 2023 of $23.1 million.
Full Year Fiscal 2024 Financial Results
Total revenue for fiscal 2024 was $544.5 million. Total On Device Solutions revenue before intercompany eliminations was $370.1 million. Total App Growth Platform revenue before intercompany eliminations was $178.8 million.
GAAP net loss for fiscal 2024 was $420.4 million, or ($4.16) per share, as compared to GAAP net income for fiscal 2023 of $16.9 million, or $0.16 per share. GAAP net loss for fiscal 2024 included a noncash goodwill impairment charge of $336.6 million.
Non-GAAP adjusted net income1 for fiscal 2024 was $60.3 million, or $0.58 per share, as compared to Non-GAAP adjusted net income1 of $117.4 million, or $1.15 per share, in fiscal 2023.

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

Non-GAAP adjusted EBITDA2 for fiscal year 2024 was $92.4 million, as compared to Non-GAAP adjusted EBITDA2 for fiscal year 2023 of $163.2 million. The reconciliations between GAAP and Non-GAAP financial results for all referenced periods are provided in the tables immediately following the Unaudited Consolidated Statements of Cash Flows below.
Business Outlook
Based on information available as of May 28, 2024, and considering the ongoing uncertainties in the macro environment, the Company currently expects the following for fiscal year 2025:
•Revenue of between $540 million and $560 million
•Non-GAAP adjusted EBITDA2 of between $85 million and $95 million
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call and webcast today at 4:30 p.m. ET to discuss its fiscal 2024 fourth quarter financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/a58rLm9LDgx. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 7883119.
A playback will be available through June 4, 2024. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 4435511. An online webcast will be archived for a period of one year, and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses, severance costs, tax adjustments, impairment of goodwill, and adjustments acquisition-related liabilities and earn-out liabilities. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), change in fair value of contingent consideration, business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses, severance costs, impairment of goodwill, and adjustments to acquisition-related liabilities. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs, depreciation of software, and impairment of goodwill. Readers are cautioned that non-GAAP

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We have a history of net losses
•We have a limited operating history for our current portfolio of assets.
•Growth may place significant demands on our management and our infrastructure.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.
•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•Our business and reputation could be impacted by information technology system failures and network disruptions
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

•Our business and growth may suffer if we are unable to hire and retain key talent.
•If we are unable to maintain our corporate culture, our business could be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm out business.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, and inflation.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Governmental regulation of our marketing methods.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.
•Maintaining and improvising financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended March 31,		Year ended March 31,
	2024	2023	2024	2023
Net revenue	$112,223	$140,118	$544,482	$665,920
Costs of revenue and operating expenses
Revenue share	53,551	71,629	262,226	309,247
Other direct costs of revenue	7,555	9,007	34,799	36,445
Product development	11,284	13,399	54,157	56,486
Sales and marketing	15,935	15,278	61,481	63,295
General and administrative	42,278	39,954	169,617	154,282
Impairment of goodwill	189,459	—	336,640	—
Total costs of revenue and operating expenses	320,062	149,267	918,920	619,755
(Loss) income from operations	(207,839)	(9,149)	(374,438)	46,165
Interest and other income (expense), net
Change in fair value of contingent consideration	—	—	372	—
Interest expense, net	(7,938)	(7,128)	(30,838)	(23,352)
Foreign exchange transaction gain (loss)	(54)	(431)	101	(1,026)
Other expense, net	(261)	(163)	(328)	229
Total interest and other expense, net	(8,253)	(7,722)	(30,693)	(24,149)
(Loss) income before income taxes	(216,092)	(16,871)	(405,131)	22,016
Income tax provision	20,414	(3,018)	15,317	5,146
Net (loss) income	(236,506)	(13,853)	(420,448)	16,870
Less: net (loss) income attributable to non-controlling interest	—	79	(220)	197
Net (loss) income to Digital Turbine, Inc.	(236,506)	(13,932)	(420,228)	16,673
Other comprehensive income (loss)
Foreign currency translation adjustment	(2,462)	2,258	(6,271)	(2,386)
Comprehensive (loss) income	(238,968)	(11,595)	(426,719)	14,484
Less: comprehensive income (loss) attributable to non-controlling interest	—	81	519	415
Comprehensive (loss) income attributable to Digital Turbine, Inc.	$(238,968)	$(11,676)	$(427,238)	$14,069
Net (loss) income per common share
Basic	$(2.32)	$(0.14)	$(4.16)	$0.17
Diluted	$(2.32)	$(0.14)	$(4.16)	$0.16
Weighted-average common shares outstanding
Basic	101,974	99,273	100,975	98,783
Diluted	101,974	100,712	100,975	101,816

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	March 31, 2024	March 31, 2023
	(Unaudited)
ASSETS
Current assets
Cash	$33,605	$75,558
Accounts receivable, net	191,015	178,189
Prepaid expenses	7,704	8,589
Other current assets	10,017	3,730
Total current assets	242,341	266,066
Property and equipment, net	45,782	39,327
Right-of-use assets	9,127	10,073
Intangible assets, net	313,505	379,632
Goodwill	220,072	561,576
Other non-current assets	34,713	9,882
TOTAL ASSETS	$865,540	$1,266,556

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$159,200	$119,338
Accrued revenue share	33,934	69,221
Accrued compensation	7,209	10,984
Other current liabilities	35,681	21,377
Total current liabilities	236,024	220,920
Long-term debt, net of debt issuance costs	383,490	410,522
Deferred tax liabilities, net	20,424	13,940
Other non-current liabilities	11,670	13,919
Total liabilities	651,608	659,301
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 102,877,057 issued and 102,118,932 outstanding at March 31, 2024; 100,216,494 issued and 99,458,369 outstanding at March 31, 2023	10	10
Additional paid-in capital	858,191	822,217
Treasury stock (758,125 shares at March 31, 2024 and March 31, 2023)	(71)	(71)
Accumulated other comprehensive loss	(48,955)	(41,945)
Accumulated deficit	(595,343)	(175,115)
Total stockholders’ equity	213,932	605,196
Non-controlling interest	—	2,059
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$865,540	$1,266,556

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended March 31,
	2024	2023
Cash flows from operating activities:
Net (loss) income	$(236,506)	$(13,853)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	20,924	20,926
Non-cash interest expense	(531)	217
Allowance for credit losses	627	319
Stock-based compensation expense	6,743	10,758
Right-of-use asset	361	793
Deferred income taxes	15,909	(3,545)
Foreign exchange transaction (gain) loss	54	(1,607)
Impairment of goodwill	189,459	—
(Increase) decrease in assets:
Accounts receivable, gross	25,176	51,077
Prepaid expenses	2,920	1,595
Other current assets	(220)	17,809
Other non-current assets	(190)	(736)
Increase (decrease) in liabilities:
Accounts payable	108	(34,718)
Accrued revenue share	(32,119)	(5,678)
Accrued compensation	(111)	(5,097)
Other current liabilities	(2,628)	(21,828)
Other non-current liabilities	(1,732)	(570)
Net cash provided by (used in) operating activities	(11,756)	15,862
Cash flows from investing activities
Equity investments	(9,956)	(4,499)
Capital expenditures	(6,895)	(5,260)
Net cash used in investing activities	(16,851)	(9,759)
Cash flows from financing activities
Proceeds from borrowings	25,000	7,500
Payment of debt issuance costs	—	(5)
Repayment of debt obligations	(15,000)	(19,500)
Payment of withholding taxes for net share settlement of equity awards	(110)	(507)
Options exercised	85	925
Net cash provided by (used in) financing activities	9,975	(11,587)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	2,772	1,181
Net change in cash and cash equivalents and restricted cash	(15,860)	(4,303)
Cash and cash equivalents and restricted cash, beginning of period	49,465	79,861
Cash and cash equivalents and restricted cash, end of period	$33,605	$75,558

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended March 31,			Year ended March 31,
	2024	2023	% Change	2024	2023	% Change
On Device Solutions	$78,504	$96,909	(19)%	$370,112	$420,328	(12)%
App Growth Platform	34,437	44,966	(23)%	178,760	252,995	(29)%
Elimination	(718)	(1,757)	(59)%	(4,390)	(7,403)	(41)%
Consolidated	$112,223	$140,118	(20)%	$544,482	$665,920	(18)%

GAAP (LOSS) INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2024	2023	2024	2023
Net revenue	$112,223	$140,118	$544,482	$665,920
(Loss) income from operations	(207,839)	(9,149)	(374,438)	46,165
Add-back items:
Product development	11,284	13,399	54,157	56,486
Sales and marketing	15,935	15,278	61,481	63,295
General and administrative	42,278	39,954	169,617	154,282
Depreciation of software included in other direct costs of revenue	208	1,694	4,045	6,275
Impairment of goodwill	189,459	—	336,640	—
Non-GAAP gross profit	$51,325	$61,176	$251,502	$326,503
Non-GAAP gross profit percentage	46%	44%	46%	49%

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2024	2023	2024	2023
Net (loss) income	$(236,506)	(13,853)	$(420,448)	$16,870
Add-back items:
Stock-based compensation expense	6,743	10,758	33,763	30,401
Amortization of intangibles	16,039	16,126	64,321	64,608
Adjustment to estimated earn-out liability	—	—	(372)	—
Tax adjustment (1)	33,817	—	33,817	—
Business transformation costs	2,127	—	9,418	—
Transaction-related expenses	177	859	338	4,739
Severance costs	710	1,066	2,795	2,176
Impairment of goodwill	189,459	—	336,640	—
Adjustment to acquisition-related liabilities	—	(1,346)	—	(1,346)
Non-GAAP adjusted net income	$12,566	$13,610	$60,272	$117,448
Non-GAAP adjusted net income per common share	$0.12	$0.14	$0.58	$1.15
Weighted-average common shares outstanding, diluted	103,451	100,712	103,928	101,816
(1) Valuation allowance

Digital Turbine Reports Fiscal 2024 Fourth Quarter Financial Results
May 28, 2024

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2024	2023	2024	2023
Net (loss) income	$(236,506)	$(13,853)	$(420,448)	$16,870
Add-back items:
Stock-based compensation expense	6,743	10,758	33,763	30,401
Depreciation and amortization	20,924	20,926	83,858	81,073
Interest expense, net	7,938	7,128	30,838	23,352
Other expense, net	261	163	328	(229)
Change in fair value of contingent consideration	—	—	(372)	—
Business transformation costs	2,127	—	9,418	—
Foreign exchange transaction (gain) loss	54	431	(101)	1,026
Income tax provision	20,414	(3,018)	15,317	5,146
Transaction-related expenses	177	859	338	4,739
Severance costs	710	1,066	2,795	2,176
Impairment of goodwill	189,459	—	336,640	—
Adjustment to acquisition-related liabilities	—	(1,346)	—	(1,346)
Non-GAAP adjusted EBITDA	$12,301	$23,114	$92,374	$163,208

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended March 31,
	2024	2023
Net cash provided by (used in) operating activities	$(11,756)	$15,862
Capital expenditures	(6,895)	(5,260)
Transaction-related expenses	177	859
Severance costs	710	1,066
Business transformation costs	2,127	—
Non-GAAP free cash flow provided (used) by operations	$(15,637)	$12,527